SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 23, 2003 (Date of earliest event reported)

BIOLASE TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-19627	87-0442441
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

981 Calle Amanecer

San Clemente, California 92673

(Address of Principal Executive Offices, Including Zip Code)

(949) 361-1200

(Registrant’s Telephone Number, Including Area Code)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated July 23, 2003, announcing second quarter 2003 results.

Item 9.    Regulation FD Disclosure.

In accordance with SEC Release Nos. 33-8216 and 34-47583, the following information, which is intended to be furnished pursuant to “Item 12. Results of Operations and Financial Condition,” of Form 8-K, is instead being furnished under this Item 9.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On July 23, 2003, BioLase Technology, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the earnings release is furnished herewith as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 23, 2003	BIOLASE TECHNOLOGY, INC.,
(Registrant)

	By:	/s/ EDSON J. ROOD
Edson J. Rood Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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